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                                                                      Exhibit 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated May 29, 1997 included in this Form 10-K/A, into the Company's previously filed Registration Statements, File Nos. 33-50520, 33-50522, 33-50524, 33-82130, and 33-99146.




                                             ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
June 24, 1997